SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 3, 2012

Franklin Wireless Corp.

(Exact name of registrant as specified in its charter)

California	0-11616	95-3733534
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification No.)

6205 Lusk Blvd.

San Diego, California 92121

(Address of principal executive offices)

Registrant's telephone number, including area code:

(858) 623-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On October 3, 2012, the U.S. District Court for the Southern District of California, issued an Order approving the voluntary dismissal, with prejudice, of the action filed by Sherman Capital Group, LLC; Karen Singer, Trustee Of Singer Children’s Management Trust; David S. Oros; Milfam NG LLC; and PNC Trust Company of Delaware, Trustee of Lloyd I. Miller – Trust C (the “Sherman Group”) against the directors and officers of the Company (Case No.: 3:12-cv-00171-MMA-WMC.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN WIRELESS CORP.

Date: October 4, 2012	By:	/s/ OC Kim
OC Kim, President